                                                                      EXHIBIT 15


            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day November, 1997.

                                   /s/Michael A. Carpenter
                                   Chairman of the Board, President
                                   and Chief Executive Officer
                                   The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day November, 1997.

                                   /s/Jay S. Benet
                                   Director
                                   The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, GEORGE C. KOKULIS of Simsbury, Connecticut a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day November, 1997.

                                   /s/George C. Kokulis
                                   Director
                                   The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, ROBERT I. LIPP of Scarsdale, New York a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day of November, 1997.

                                   /s/Robert I. Lipp
                                   Director
                                   The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, IAN R. STUART of East Hampton, Connecticut a director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day November, 1997.

                                   /s/Ian R. Stuart
                                   Director, Senior Vice President
                                   Chief Financial Officer,
                                   Chief Accounting Officer and Controller
                                   The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day November, 1997.

                                   /s/Katherine M. Sullivan
                                   Director, Senior Vice President
                                   and General Counsel
                                   The Travelers Insurance Company

            THE TRAVELERS SEPARATE ACCOUNT TM FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, MARC P. WEILL of New York, New York a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account TM for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 6th day November, 1997.

                                   /s/Marc P. Weill
                                   Director
                                   The Travelers Insurance Company